INCOME TAXES	12 Months Ended
Dec. 29, 2012
INCOME TAXES

NOTE F – INCOME TAXES

The income tax expense (benefit) related to earnings (loss) from operations consisted of the following:

(In thousands)	2012	2011	2010
Current:
Federal	$(13,819)	$(59,504)	$(28,278)
State	902	(3,625)	1,408
Foreign	13,795	15,023	849
Deferred :
Federal	(4,700)	—	—
State	33	33	(64)
Foreign	5,486	(14,999)	15,615

Total income tax expense (benefit)	$1,697	$(63,072)	$(10,470)

The components of earnings (loss) before income taxes consisted of the following:

(In thousands)	2012	2011	2010
North America	$(129,310)	$(4,131)	$(114,231)
International	53,887	36,750	57,556

Total	$(75,423)	$32,619	$(56,675)

The components of deferred income tax assets and liabilities consisted of the following:

(In thousands)	December 29, 2012	December 31, 2011
U.S. and foreign net operating loss carryforwards	$366,927	$379,610
Deferred rent credit	95,220	101,679
Vacation pay and other accrued compensation	61,356	78,797
Accruals for facility closings	21,027	32,800
Inventory	14,406	13,562
Self-insurance accruals	19,374	20,640
Deferred revenue	6,613	5,893
State credit carryforwards, net of Federal benefit	8,278	13,643
Allowance for bad debts	2,727	2,911
Accrued rebates	121	7,978
Basis difference in fixed assets	39,762	—
Other items, net	64,230	46,713

Gross deferred tax assets	700,041	704,226
Valuation allowance	(583,172)	(621,719)

Deferred tax assets	116,869	82,507

Internal software	2,799	4,216
Basis difference in fixed assets	—	32,055
Deferred Subpart F income	10,791	10,791
Undistributed foreign earnings	72,345	—

Deferred tax liabilities	85,935	47,062

Net deferred tax assets	$30,934	$35,445

For financial reporting purposes, a jurisdictional netting process is applied to deferred tax assets and deferred tax liabilities, resulting in the balance sheet classification shown below.

(In thousands)	December 29, 2012	December 31, 2011
Deferred tax assets:
Included in Prepaid and other current assets	$36,725	$29,592
Deferred income taxes – noncurrent	33,421	47,791
Deferred tax liabilities:
Included in Accrued expenses and other current liabilities	4,711	12,558
Included in Deferred income taxes and other long-term liabilities	34,501	29,380

Net deferred tax asset	$30,934	$35,445

As of December 29, 2012, the Company had approximately $229 million of U.S. Federal, $833 million of foreign, and $1.2 billion of state net operating loss carryforwards. The U.S. Federal carryforward will expire between 2030 and 2032. Of the foreign carryforwards, $623 million can be carried forward indefinitely, $29 million will expire in 2013, and the remaining balance will expire between 2014 and 2032. Of the state carryforwards, $7 million will expire in 2013, and the remaining balance will expire between 2014 and 2032. The Company has not triggered any provision, similar to the U.S. IRS Federal Section 382, limiting the use of the Company’s net operating loss carryforwards and deferred tax assets as of December 29, 2012. If the Company were to become subject to such provisions in future periods, the Company’s income tax expense may be negatively impacted.

Additionally, as a result of the settlement of an audit with a foreign taxing authority, the Company has conceded net operating loss carryforwards of $56 million and the previously disclosed $1.73 billion of foreign capital loss carryforwards ($454 million tax-effected) that resulted from a 2010 internal restructuring transaction. Both of these deferred tax attributes were fully offset by valuation allowance prior to the settlement. Under the tax laws of the jurisdiction, the capital loss carryforward was limited to only offset a future capital gain resulting from an intercompany transaction between the specific subsidiaries of the Company involved in the 2010 transaction. Because the Company believed that it was remote that the capital loss carryforward would be realized in the foreseeable future, a full valuation allowance had been established against the asset and the Company had excluded the attribute from the above tabular renditions of deferred tax assets and liabilities.

U.S. income taxes have not been provided on certain undistributed earnings of foreign subsidiaries, which were approximately $451 million as of December 29, 2012. The Company has historically reinvested such earnings overseas in foreign operations indefinitely and expects that future earnings will also be reinvested overseas indefinitely except as follows. In the fourth quarter of 2012, the Company concluded that it could no longer assert that foreign earnings of the Office Depot de Mexico joint venture would remain permanently reinvested, and therefore has established a deferred tax liability on the excess financial accounting value as of December 29, 2012 over the tax basis of the investment. Concurrently, as a result of the additional source of future taxable income represented by the newly established deferred tax liability, the Company concluded that valuation allowances attributable to U.S. Federal net operating loss carryforwards equal in value to the basis differential in the investment should be removed, as the Company believes that these assets will more likely than not be realized in a future period. As a result of the Company incurring a pre-tax loss and recognizing current-year benefits to its cumulative translation account attributable to its investment in the joint venture, the Company recorded an approximate net $5 million deferred tax benefit from the release of the valuation allowance.

Valuation allowances have been established to reduce deferred asset to an amount that is more likely than not to be realized and is based upon the uncertainty of the realization of certain deferred tax assets related to net operating loss carryforwards and other tax attributes. Because of the downturn in the Company’s performance associated with recessionary economic conditions, as well as the significant restructuring activities and charges the Company has taken in response, the Company has established valuation allowances against significant portions of its domestic and foreign deferred tax assets. The establishment of valuation allowances requires significant judgment and is impacted by various estimates. Both positive and negative evidence, as well as the objectivity and verifiability of that evidence, is considered in determining the appropriateness of recording a valuation allowance on deferred tax assets. An accumulation of recent pre-tax losses is considered strong negative evidence in that evaluation. While the Company believes positive evidence exists with regard to the realizability of these deferred tax assets, it is not considered sufficient to outweigh the objectively verifiable negative evidence, including the cumulative 36 month pre-tax loss history. Valuation allowances in certain foreign jurisdictions were removed during 2010 and 2011 because sufficient positive financial information existed, resulting in tax benefit recognition of $10 million and $9 million, respectively. In 2012, additional valuation allowances were established in certain other foreign jurisdictions because realizability of the related deferred tax assets was no longer more likely than not. Deferred tax assets without valuation allowances remain in certain foreign tax jurisdictions where supported by the evidence.

(In millions)	Beginning Balance	Additions	Deductions	Ending Balance
Valuation allowances at:
December 29, 2012	$621.7	$—	$(38.5)	$583.2
December 31, 2011	$648.9	$—	$(27.2)	$621.7

In addition to the $583.2 million valuation allowance as of December 29, 2012, the Company has an additional $5 million tax effected net operating loss carryforward assets generated from equity compensation deductions that if realized in future periods would benefit additional paid-in capital.

The following is a reconciliation of income taxes at the Federal statutory rate to the provision (benefit) for income taxes:

(In thousands)	2012	2011	2010
Federal tax computed at the statutory rate	$(26,398)	$11,417	$(19,836)
State taxes, net of Federal benefit	709	1,417	1,434
Foreign income taxed at rates other than Federal	(14,889)	(22,290)	(15,926)
Increase (reduction) in valuation allowance	(8,662)	(7,927)	29,777
Non-deductible foreign interest	9,863	11,818	5,094
Change in uncertain tax positions	1,342	(77,085)	(32,283)
Tax expense from intercompany transactions	1,886	4,955	1,090
Subpart F income	—	10,101	—
Change in tax rate	1,816	1,529	—
Non-taxable return of purchase price	(22,361)	—	—
Outside basis difference of foreign joint venture	67,645	—	—
Tax accounting method change ruling	(15,548)	—	—
Disposition of foreign affiliates	223	—	(8,562)
Gain on intercompany sale	—	—	20,216
Other items, net	6,071	2,993	8,526

Income tax expense (benefit)	$1,697	$(63,072)	$(10,470)

The Company has reached a tentative settlement with the U.S. Internal Revenue Service (“IRS”) Appeals Division to close the previously-disclosed IRS deemed royalty assessment relating to foreign operations. The settlement is subject to the Congressional Joint Committee on Taxation approval which is anticipated in 2013. The resolution of this matter will close all known disputes with the IRS relating to 2009 and 2010. The Company has included the settlement in its assessment of uncertain tax positions at December 29, 2012, as provided below. Additionally, the 2012 tax rate includes an accrued benefit based on a ruling from the IRS allowing the Company to amend the 2009 tax year to make certain tax accounting method changes previously reflected in the 2010 tax year and to file an additional claim for refund for the incremental 2009 tax loss. The net result of the tax ruling and the Company’s settlement with the IRS Appeals Division will result in the receipt of approximately $14 million, which the Company expects to receive after the Congressional Joint Committee on Taxation review.

The 2012 effective tax rate also includes the benefit from the Recovery of purchase price that is treated as a purchase price adjustment for tax purposes. As discussed in Note H, this recovery would have been a reduction of related goodwill for financial reporting purposes, but the related goodwill was impaired in 2008.

The significant tax jurisdictions related to the line item foreign income taxed at rates other than Federal include the UK, the Netherlands and France.

The following table summarizes the activity related to uncertain tax positions:

(In thousands)	2012	2011	2010
Beginning balance	$6,527	$110,540	$141,125
Additions based on tax positions related to the current year	—	—	3,436
Additions for tax positions of prior years	2,907	471,081	24,936
Reductions for tax positions of prior years	(829)	(40,083)	(32,572)
Statute expirations	—	(60,131)	(17)
Settlements	(4,053)	(474,880)	(26,368)

Ending balance	$4,552	$6,527	$110,540

Included in the balance of $4.6 million at December 29, 2012, are $2.8 million of net uncertain tax positions that, if recognized, would affect the effective tax rate. The difference of $1.8 million primarily results from positions which if sustained would be fully offset by a change in valuation allowance.

The Company files a U.S. federal income tax return and other income tax returns in various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations for years before 2009. As discussed above, U.S. federal filings for 2009 and 2010 are awaiting final resolution from the IRS Appeals Division. The 2011 IRS Examination has been completed, and pending the final resolution of the tentative settlement with the IRS Appeals Division for 2009 and 2010 the IRS has made a deemed royalty assessment of $12.4 million ($4.3 million tax-effected) relating to 2011 foreign operations. The Company disagrees with this assessment and believes that no uncertain tax position accrual is required as of December 29, 2012. Additionally, the U.S. federal tax return for 2012 is under concurrent year review, and it is reasonably possible that the audits for one or more of these periods will be closed prior to the end of 2013. Significant international tax jurisdictions include the UK, the Netherlands, France and Germany. Generally, the Company is subject to routine examination for years 2008 and forward in these jurisdictions. It is reasonably possible that certain of these audits will close within the next 12 months, which the Company does not believe would result in a material change in its accrued uncertain tax positions. Additionally, the Company anticipates that it is reasonably possible that new issues will be raised or resolved by tax authorities that may require changes to the balance of unrecognized tax benefits, however, an estimate of such changes cannot reasonably be made.

The Company recognizes interest related to unrecognized tax benefits in interest expense and penalties in the provision for income taxes. Because of the expiration of statute and settlement reached with certain taxing authorities, net interest credits of $30.4 million in 2011 and $6.7 million in 2010 were recognized. The Company recognized expense from interest of approximately $1.9 million in 2012. The Company had approximately $8.8 million accrued for the payment of interest and penalties as of December 29, 2012.

In connection with the expensing of the fair value of employee stock options, the Company has elected to calculate the pool of excess tax benefits under the alternative or “short-cut” method. At adoption, this pool of benefits was approximately $55.3 million and was approximately $100.7 million as of December 29, 2012. This pool may increase in future periods if tax benefits realized are in excess of those based on grant date fair values or may decrease if used to absorb future tax deficiencies determined for financial reporting purposes.